                                                                   EX-99. (d)(2)

                                   SCHEDULE A

                            FEE AND EXPENSE AGREEMENT
                             WELLS FARGO FUNDS TRUST

                        (CAPPED OPERATING EXPENSE RATIOS)

                                                  CAPPED OPERATING
FUNDS/CLASSES                                       EXPENSE RATIO    EXPIRATION / RENEWAL DATE
----------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND
   Administrator Class                                  1.00%             January 31, 2008

ASIA PACIFIC FUND
   Class A                                              1.60%             January 31, 2008
   Class C                                              2.35%             January 31, 2008
   Investor Class                                       1.65%             January 31, 2008

ASSET ALLOCATION FUND
   Class A                                              1.15%             January 31, 2008
   Class B                                              1.90%             January 31, 2008
   Class C                                              1.90%             January 31, 2008
   Administrator Class                                  0.90%             January 31, 2008

BALANCED FUND/1/
   Investor Class                                       1.25%             January 31, 2008

C&B LARGE CAP VALUE FUND
   Class A                                              1.20%             January 31, 2008
   Class B                                              1.95%             January 31, 2008
   Class C                                              1.95%             January 31, 2008
   Class D/2/                                           1.20%             January 31, 2008
   Administrator Class                                  0.95%             January 31, 2008
   Institutional Class                                  0.70%             January 31, 2008

C&B MID CAP VALUE FUND
   Class A                                              1.40%             February 29, 2008
   Class B                                              2.15%             February 29, 2008
   Class C                                              2.15%             February 29, 2008
   Class D/3/                                           1.25%             February 29, 2008
   Administrator Class                                  1.15%             February 29, 2008
   Institutional Class                                  0.90%             February 29, 2008

CALIFORNIA LIMITED-TERM TAX-FREE FUND
   Class A                                              0.85%             October 31, 2008
   Class C                                              1.60%             October 31, 2008
   Administrator Class                                  0.60%             October 31, 2008

----------
/1/ On November 7, 2007, the Board of Trustees approved the merger of the Balanced Fund into the Asset Allocation Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/2/ On November 7, 2007, the Board of Trustees approved the merger of the Value Fund into the C&B Large Cap Value Fund and share class modification. Subject to shareholder approval of the Fund merger, Class D will change to Investor Class and the capped expense ratios for Class A, B and C will be reduced by 5 bps to 1.15%, 1.90% and 1.90%, respectively. These changes are expected to occur before the end of third quarter of 2008.

/3/ On November 7, 2007, the Board of Trustees approved the share class modification of the C&B Mid Cap Value Fund. Before the end of the third quarter of 2008, Class D will change to Investor Class and the capped expense ratios for Class A, B and C will be reduced by 20 bps to 1.15%, 1.90% and 1.90%, respectively.

                                                  CAPPED OPERATING
FUNDS/CLASSES                                       EXPENSE RATIO    EXPIRATION / RENEWAL DATE
----------------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE FUND
   Class A                                              0.80%             October 31, 2008
   Class B                                              1.55%             October 31, 2008
   Class C                                              1.55%             October 31, 2008
   Administrator Class                                  0.55%             October 31, 2008

CALIFORNIA TAX-FREE MONEY MARKET FUND/4/
   Class A                                              0.65%             June 30, 2008
   Service Class                                        0.45%             June 30, 2008

CALIFORNIA TAX-FREE MONEY MARKET TRUST                  0.20%             June 30, 2008

CAPITAL GROWTH FUND
   Class A                                              1.25%             November 30, 2008
   Class C                                              2.00%             November 30, 2008
   Administrator Class                                  0.94%             November 30, 2008
   Institutional Class                                  0.75%             November 30, 2008
   Investor Class                                       1.37%             November 30, 2008

CASH INVESTMENT MONEY MARKET FUND
   Administrator Class                                  0.35%             June 30, 2008
   Service Class                                        0.50%             June 30, 2008
   Institutional Class                                  0.20%             June 30, 2008
   Select Class                                         0.13%             June 30, 2008

COLORADO TAX-FREE FUND/5/
   Class A                                              0.85%             October 31, 2008
   Class B                                              1.60%             October 31, 2008
   Administrator Class                                  0.60%             October 31, 2008

COMMON STOCK FUND
   Class A                                              1.31%             February 29, 2008
   Class B                                              2.06%             February 29, 2008
   Class C                                              2.06%             February 29, 2008
   Class Z/6/                                           1.29%             February 29, 2008

CONSERVATIVE ALLOCATION FUND
   Administrator Class                                  0.85%             January 31, 2008

CORPORATE BOND FUND/7/
   Advisor Class                                        0.95%             September 30, 2008
   Investor Class                                       0.98%             September 30, 2008
   Institutional Class                                  0.61%             September 30, 2008

----------
/4/ On February 6, 2008, the Board of Trustees approved the addition of an Institutional Class to the California Tax-Free Money Market Fund. Effective on or about March 31, 2008, the new class will have a capped operating expense ratio of 0.20% with an expiration date of June 30, 2009.

/5/ On February 6, 2008, the Board of Trustees approved the addition of Class C to the Colorado Tax-Free Fund. Effective on or about March 31, 2008, the new class will have a capped operating expense ratio of 1.60% with an expiration date of October 31, 2009.

/6/ On November 7, 2007, the Board of Trustees approved the share class modification of the Common Stock Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/7/ On November 7, 2007, the Board of Trustees approved the merger of the Corporate Bond Fund into the Income Plus Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                                  CAPPED OPERATING
FUNDS/CLASSES                                       EXPENSE RATIO    EXPIRATION / RENEWAL DATE
----------------------------------------------------------------------------------------------
DISCOVERY FUND
   Class A                                              1.33%             February 29, 2008
   Class C                                              2.08%             February 29, 2008
   Administrator Class                                  1.15%             February 29, 2008
   Investor Class                                       1.38%             February 29, 2008
   Institutional Class                                  0.95%             February 29, 2008

DIVERSIFIED BOND FUND
   Administrator Class                                  0.70%             September 30, 2008

DIVERSIFIED EQUITY FUND
   Class A                                              1.25%             January 31, 2008
   Class B                                              2.00%             January 31, 2008
   Class C                                              2.00%             January 31, 2008
   Administrator Class                                  1.00%             January 31, 2008

DIVERSIFIED SMALL CAP FUND
   Administrator Class                                  1.20%             January 31, 2008

DIVIDEND INCOME FUND/8/
   Administrator Class                                  0.96%             November 30, 2008
   Investor Class                                       1.37%             November 30, 2008

EMERGING GROWTH FUND/9/
   Administrator Class                                  1.20%             January 31, 2008
   Investor Class                                       1.49%             January 31, 2008

EMERGING MARKETS EQUITY FUND
   Class A                                              1.90%             January 31, 2008
   Class B                                              2.65%             January 31, 2008
   Class C                                              2.65%             January 31, 2008
   Administrator Class                                  1.60%             January 31, 2008

ENDEAVOR LARGE CAP FUND/10/
   Class A                                              1.25%             November 30, 2008
   Class B                                              2.00%             November 30, 2008
   Class C                                              2.00%             November 30, 2008

ENDEAVOR SELECT FUND
   Class A                                              1.25%             November 30, 2008
   Class B                                              2.00%             November 30, 2008
   Class C                                              2.00%             November 30, 2008
   Administrator Class                                  1.00%             November 30, 2008
   Institutional Class                                  0.80%             November 30, 2008

----------
/8/ On November 7, 2007, the Board of Trustees approved a sub-adviser change to the Dividend Income Fund. Subject to shareholder approval a new sub-advisory agreement, Class A, Class C and Institutional Class will be added and the Fund will be renamed the Large Company Value Fund before the end of the third quarter of 2008. The new classes will have the following capped operating expense ratio with a renewal date of November 30, 2009:
     Class A 1.25%; Class C 2.00%; and Institutional Class 0.75%.

/9/ On November 7, 2007, the Board of Trustees approved the addition of Class A, Class C and Institutional Class to the Emerging Growth Fund. The new classes will become effective on or about March 31, 2008 with the following capped operating expense ratios and an expiration date of January 31, 2009:
     Class A 1.45%; Class C 2.20%; and Institutional Class 0.95%.

/10/ On November 7, 2007, the Board of Trustees approved the merger of the Endeavor Large Cap Fund into the Capital Growth Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

                                                  CAPPED OPERATING
FUNDS/CLASSES                                       EXPENSE RATIO    EXPIRATION / RENEWAL DATE
----------------------------------------------------------------------------------------------
ENTERPRISE FUND/11/
   Advisor Class                                        1.40%             February 29, 2008
   Administrator Class                                  1.15%             February 29, 2008
   Investor Class/12/                                   1.57%             February 29, 2008
   Institutional Class                                  0.90%             February 29, 2008

EQUITY INCOME FUND
   Class A                                              1.10%             January 31, 2008
   Class B                                              1.85%             January 31, 2008
   Class C                                              1.85%             January 31, 2008
   Administrator Class                                  0.85%             January 31, 2008

EQUITY INDEX FUND/13/
   Class A                                              0.62%             November 30, 2008
   Class B                                              1.37%             November 30, 2008

EQUITY VALUE FUND
   Class A                                              1.25%             January 31, 2008
   Class B                                              2.00%             January 31, 2008
   Class C                                              2.00%             January 31, 2008
   Administrator Class                                  1.00%             January 31, 2008
   Institutional Class                                  0.75%             January 31, 2008

GOVERNMENT MONEY MARKET FUND
   Class A                                              0.65%             June 30, 2008
   Service Class                                        0.50%             June 30, 2008
   Administrator Class                                  0.35%             June 30, 2008
   Institutional Class                                  0.20%             June 30, 2008

GOVERNMENT SECURITIES FUND/14/
   Class C                                              1.70%             September 30, 2008
   Administrator Class                                  0.70%             September 30, 2008
   Advisor Class                                        0.90%             September 30, 2008
   Investor Class                                       0.95%             September 30, 2008
   Institutional Class                                  0.48%             September 30, 2008

----------
/11/ On November 7, 2007, the Board of Trustees approved the addition of Class C to the Enterprise Fund effective on or about March 31, 2008. The capped operating expense ratio for Class C will be 2.15% with an expiration date of February 28, 2009. In addition, the Board of Trustees approved a share class modification to change the Advisor Class to Class A which is expected to occur before the end of the third quarter of 2008.

/12/ On March 30, 2007 the Board of Trustees were notified of a decrease to the capped operating expense ratio for the Enterprise Fund Investor Class. Effective March 1, 2008, the fee will decrease from 1.57% to 1.49%.

/13/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/14/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund and share class modification. Subject to shareholder approval of the fund merger, which is expected to occur before the end of the third quarter of 2008, Class A and Class B shares will be added with the following capped operating expense ratios and an expiration date of September 30, 2009:
     Class A 0.90% and Class B 1.65%. Additionally, Advisor Class will change to Class A and the capped operating expense ratio for Class C will be reduced from 1.70% to 1.65%.

                                                  CAPPED OPERATING
FUNDS/CLASSES                                       EXPENSE RATIO    EXPIRATION / RENEWAL DATE
----------------------------------------------------------------------------------------------
GROWTH FUND                                             2.05%             November 30, 2008
   Class C                                              1.30%             November 30, 2008
   Advisor Class/15/                                    0.96%             November 30, 2008
   Administrator Class                                  1.42%             November 30, 2008
   Investor Class                                       0.80%             November 30, 2008
   Institutional Class

GROWTH BALANCED FUND
   Class A                                              1.20%             January 31, 2008
   Class B                                              1.95%             January 31, 2008
   Class C                                              1.95%             January 31, 2008
   Administrator Class                                  0.95%             January 31, 2008

GROWTH EQUITY FUND
   Class A                                              1.50%             January 31, 2008
   Class B                                              2.25%             January 31, 2008
   Class C                                              2.25%             January 31, 2008
   Administrator Class                                  1.25%             January 31, 2008
   Institutional Class                                  1.05%             January 31, 2008

GROWTH AND INCOME FUND/16/
   Advisor Class                                        1.14%             November 30, 2008
   Administrator Class                                  0.96%             November 30, 2008
   Investor Class                                       1.31%             November 30, 2008
   Institutional Class                                  0.66%             November 30, 2008

HERITAGE MONEY MARKET FUND
   Administrator Class                                  0.35%             June 30, 2008
   Institutional Class                                  0.20%             June 30, 2008
   Select Class                                         0.13%             June 30, 2008

HIGH INCOME FUND/17/
   Advisor Class                                        0.86%             September 30, 2008
   Investor Class                                       0.86%             September 30, 2008
   Institutional Class                                  0.50%             September 30, 2008

HIGH YIELD BOND FUND/18/
   Class A                                              1.15%             September 30, 2008
   Class B                                              1.90%             September 30, 2008
   Class C                                              1.90%             September 30, 2008

----------
/15/ On November 7, 2007, the Board of Trustees approved the share class modification of the Growth Fund. Before the end of the third quarter of 2008, Advisor Class will change to Class A.

/16/ On November 7, 2007, the Board of Trustees approved the merger of the Large
     Company Core Fund into the Growth and Income Fund. The fund merger will occur before the end of the third quarter of 2008 and the Growth and Income Fund will change its name to the Large Company Core Fund. At the time of the merger, Class B and Class C shares will be added, each with capped operating expense ratios of 1.89% and an expiration date of November 30, 2009, and the Advisor Class will change to Class A. In addition, the capped operating expense ratio for the Administrator Class will decrease from 0.96% to 0.95%.

/17/ On November 7, 2007, the Board of Trustees approved the merger of the High
     Yield Bond Fund into the High Income Fund and share class modification. Subject to shareholder approval of the fund merger, Class B and C shares will be added before the end of the third quarter of 2008. Class B and C will each have 1.65% capped operating expense ratios and an expiration date of September 30, 2009. Additionally, Advisor Class will change to Class A and the capped expense ratio will increase from 0.86% to 0.90% effective October 1, 2008.

/18/ On November 7, 2007, the Board of Trustees approved the merger of the High
     Yield Bond Fund into the High Income Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                                  CAPPED OPERATING
FUNDS/CLASSES                                       EXPENSE RATIO    EXPIRATION / RENEWAL DATE
----------------------------------------------------------------------------------------------
INCOME PLUS FUND/19/
   Class A                                              1.00%             September 30, 2008
   Class B                                              1.75%             September 30, 2008
   Class C                                              1.75%             September 30, 2008

INDEX FUND/20/
   Administrator Class                                  0.25%             January 31, 2008
   Investor Class                                       0.45%             January 31, 2008

INFLATION-PROTECTED BOND FUND
   Class A                                              0.85%             September 30, 2008
   Class B                                              1.60%             September 30, 2008
   Class C                                              1.60%             September 30, 2008
   Administrator Class                                  0.60%             September 30, 2008

INTERMEDIATE GOVERNMENT INCOME FUND/21/
   Class A                                              0.95%             September 30, 2008
   Class B                                              1.70%             September 30, 2008
   Class C                                              1.70%             September 30, 2008
   Administrator Class                                  0.70%             September 30, 2008

INTERMEDIATE TAX-FREE FUND/22/
   Class A                                              0.70%             October 31, 2008
   Class C                                              1.45%             October 31, 2008
   Investor Class                                       0.75%             October 31, 2008

INTERNATIONAL CORE FUND
   Class A                                              1.50%             January 31, 2008
   Class B                                              2.25%             January 31, 2008
   Class C                                              2.25%             January 31, 2008
   Administrator Class                                  1.25%             January 31, 2008

----------
/19/ On November 7, 2007, the Board of Trustees approved the merger of the Corporate Bond Fund into the Income Plus Fund and the addition of Investor and Institutional Classes. Subject to shareholder approval before the end of the third quarter of 2008, the new classes will have the following capped operating expense ratios with an expiration date of September 30, 2009: Investor Class 0.94% and Institutional Class 0.61%. In addition, the capped operating expense ratios for Class A, B and C will be reduced by 10 bps to 0.90%, 1.65% and 1.65%, respectively.

/20/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. The fund merger is expected to occur before the end of the third quarter of 2008. Upon the fund merger, Class A and Class B shares will be added with the following capped operating expense ratios and an expiration date of January 31, 2009: Class A 0.62% and Class B 1.37%.

/21/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/22/ On November 7, 2007, the Board of Trustees approved the addition of
     Administrator and Institutional Classes and the name change from the Intermediate Tax-Free Fund to the Intermediate Tax/AMT-Free Fund, effective November 1, 2008. Effective on or about March 31, 2008, the new classes will have the following capped operating expense ratios with an expiration date of October 31, 2009: Administrator Class 0.60% and Institutional Class 0.42%.

                                                  CAPPED OPERATING
FUNDS/CLASSES                                       EXPENSE RATIO    EXPIRATION / RENEWAL DATE
----------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND/23/                           1.50%             January 31, 2008
   Class A                                              2.25%             January 31, 2008
   Class B                                              2.25%             January 31, 2008
   Class C                                              1.25%             January 31, 2008
   Administrator Class                                  1.05%             January 31, 2008
   Institutional Class

INTERNATIONAL VALUE FUND
   Class A                                              1.50%             January 31, 2008
   Class B                                              2.25%             January 31, 2008
   Class C                                              2.25%             January 31, 2008
   Administrator Class                                  1.25%             January 31, 2008
   Institutional Class                                  1.05%             January 31, 2008

LARGE CAP APPRECIATION FUND
   Class A                                              1.25%             January 31, 2008
   Class B                                              2.00%             January 31, 2008
   Class C                                              2.00%             January 31, 2008
   Administrator Class                                  1.00%             January 31, 2008
   Institutional Class                                  0.70%             January 31, 2008

LARGE CAP GROWTH FUND
   Investor Class                                       1.19%             November 30, 2008

LARGE COMPANY CORE FUND/24/
   Class A                                              1.25%             November 30, 2008
   Class B                                              2.00%             November 30, 2008
   Class C                                              2.00%             November 30, 2008
   Class Z                                              1.37%             November 30, 2008
   Administrator Class                                  0.95%             November 30, 2008

LARGE COMPANY GROWTH FUND
   Class A                                              1.20%             January 31, 2008
   Class B                                              1.95%             January 31, 2008
   Class C                                              1.95%             January 31, 2008
   Class Z /25/                                         1.27%             January 31, 2008
   Administrator Class                                  0.95%             January 31, 2008
   Institutional Class                                  0.75%             January 31, 2008

LIFE STAGE - AGGRESSIVE PORTFOLIO/26/
   Investor Class                                       1.45%             June 30, 2008

----------
/23/ On November 7, 2007, the Board of Trustees approved the merger of the Overseas Fund into the International Equity Fund and addition of the Investor Class. Subject to shareholder of the fund merger before the end of the third quarter of 2008, the Investor Class will be added and the capped operating expense ratio will be 1.46% with an expiration date of January 31, 2009. In addition, the following capped operating expense ratios will be reduced: Class A from 1.50% to 1.41%; Class B from 2.25% to 2.16%; Class C from 2.25% to 2.16%; and Institutional Class from 1.05% to 0.99%.

/24/ On November 7, 2007, the Board of Trustees approved the merger of the Large
     Company Core Fund into the Growth and Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/25/ On November 7, 2007, the Board of Trustees approved the share class modification of the Large Company Growth Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/26/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Aggressive Portfolio into the Aggressive Allocation Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                                  CAPPED OPERATING
FUNDS/CLASSES                                       EXPENSE RATIO    EXPIRATION / RENEWAL DATE
----------------------------------------------------------------------------------------------
LIFE STAGE - CONSERVATIVE PORTFOLIO/27/
   Investor Class                                       1.25%             June 30, 2008

LIFE STAGE - MODERATE PORTFOLIO/28/
   Investor Class                                       1.35%             June 30, 2008

MID CAP DISCIPLINED FUND
   Class A                                              1.25%             February 29, 2008
   Class C                                              2.00%             February 29, 2008
   Administrator Class                                  1.15%             February 29, 2008
   Institutional Class                                  0.90%             February 29, 2008
   Investor Class                                       1.31%             February 29, 2008

MID CAP GROWTH FUND/29/
   Class A                                              1.40%             February 29, 2008
   Class B                                              2.15%             February 29, 2008
   Class C                                              2.15%             February 29, 2008
   Class Z/30/                                          1.57%             February 29, 2008

MINNESOTA MONEY MARKET FUND
   Class A                                              0.80%             June 30, 2008

MINNESOTA TAX-FREE FUND
   Class A                                              0.85%             October 31, 2008
   Class B                                              1.60%             October 31, 2008
   Class C                                              1.60%             October 31, 2008
   Class Z/31/                                          0.75%             October 31, 2008
   Administrator Class                                  0.60%             October 31, 2008

MODERATE BALANCED FUND
   Class A                                              1.15%             January 31, 2008
   Class B                                              1.90%             January 31, 2008
   Class C                                              1.90%             January 31, 2008
   Administrator Class                                  0.90%             January 31, 2008

MONEY MARKET FUND
   Class A                                              0.76%             June 30, 2008
   Class B                                              1.51%             June 30, 2008
   Investor Class                                       0.65%             June 30, 2008

MONEY MARKET TRUST                                      0.20%             June 30, 2008

----------
/27/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Conservative Portfolio into the Moderate Balanced Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/28/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Moderate Portfolio into the Growth Balanced Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/29/ On November 7, 2007, the Board of Trustees approved the addition of
     Administrator and Institutional Classes to the Mid Cap Growth Fund, effective on or about March 31, 2008. The new classes will have the following capped operating expense ratios with an expiration date of February 28, 2009: Administrator Class 1.15% and Institutional Class 0.90%. Additionally, the Board of Trustees approved a share class modification to change Class Z to Investor Class, which is expected to occur before the end of the third quarter of 2008.

/30/ On March 30, 2007 the Board of Trustees were notified of a decrease to the capped operating expense ratio for the Mid Cap Growth Fund Class Z. Effective March 1, 2008, the fee will decrease from 1.57% to 1.49%.

/31/ On November 7, 2007, the Board of Trustees approved the share class modification of the Minnesota Tax-Free Fund. Before the end of the third quarter of 2008, Class Z will change to Administrator Class and its capped operating expense ratio will be reduced from 0.75% to 0.60%.

                                                  CAPPED OPERATING
FUNDS/CLASSES                                       EXPENSE RATIO    EXPIRATION / RENEWAL DATE
----------------------------------------------------------------------------------------------
MUNICIPAL BOND FUND/32/
   Class A                                              0.85%             October 31, 2008
   Class B                                              1.60%             October 31, 2008
   Class C                                              1.60%             October 31, 2008
   Administrator Class                                  0.60%             October 31, 2008
   Investor Class                                       0.80%             October 31, 2008

MUNICIPAL MONEY MARKET FUND/33/
   Investor Class                                       0.64%             June 30, 2008

NATIONAL LIMITED-TERM TAX-FREE FUND/34/
   Class A                                              0.80%             October 31, 2008
   Class B                                              1.55%             October 31, 2008
   Class C                                              1.55%             October 31, 2008
   Administrator Class                                  0.60%             October 31, 2008

NATIONAL TAX-FREE FUND/35/
   Class A                                              0.85%             October 31, 2008
   Class B                                              1.60%             October 31, 2008
   Class C                                              1.60%             October 31, 2008
   Administrator Class                                  0.60%             October 31, 2008

NATIONAL TAX-FREE MONEY MARKET FUND
   Class A                                              0.65%             June 30, 2008
   Service Class                                        0.45%             June 30, 2008
   Institutional Class                                  0.20%             June 30, 2008
   Administrator Class                                  0.30%             June 30, 2008

NATIONAL TAX-FREE MONEY MARKET TRUST                    0.20%             June 30, 2008

OPPORTUNITY FUND/36/
   Advisor Class                                        1.29%             February 29, 2008
   Administrator Class                                  1.04%             February 29, 2008
   Investor Class                                       1.35%             February 29, 2008

OVERLAND EXPRESS SWEEP FUND                             1.08%             June 30, 2008

----------
/32/ On November 7, 2007, the Board of Trustees approved the merger of the National Tax-Free Fund into the Municipal Bond Fund and addition of an Institutional Class. Before the end of the third quarter of 2008 and subject to shareholder approval of the fund merger, the Institutional Class will be added with a capped operating expense ratio of 0.42% and an expiration date of October 31, 2009. In addition, the capped operating expense ratios for Classes A, B and C will be reduced by 10bps to 0.75%, 1.50% and 1.50%, respectively.

/33/ On February 6, 2008, the Board of Trustees approved the addition of the Institutional Class to the Municipal Money Market Fund. Effective on or about March 31, 2008, the new class will have a capped operating expense ratio of 0.20% with an expiration date of June 30, 2009.

/34/ On November 7, 2007, the Board of Trustees approved the merger of the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/35/ On November 7, 2007, the Board of Trustees approved the merger of the National Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/36/ On November 7, 2007, the Board of Trustees approved a share class modification and the addition of Class C to the Opportunity Fund. Effective on or about March 31, 2008, the capped operating expense ratio for Class C will be 2.04% with an expiration date of February 28, 2009. Before the end of the third quarter of 2008, the Advisor Class will change to Class A.

                                                  CAPPED OPERATING
FUNDS/CLASSES                                       EXPENSE RATIO    EXPIRATION / RENEWAL DATE
----------------------------------------------------------------------------------------------
OVERSEAS FUND/37/                                       0.95%             January 31, 2008
   Institutional Class                                  1.46%             January 31, 2008
   Investor Class

PRIME INVESTMENT MONEY MARKET FUND
   Service Class                                        0.55%             June 30, 2008
   Institutional Class                                  0.20%             June 30, 2008

SHORT DURATION GOVERNMENT BOND FUND
   Class A                                              0.85%             September 30, 2008
   Class B                                              1.60%             September 30, 2008
   Class C                                              1.60%             September 30, 2008
   Administrator Class                                  0.60%             September 30, 2008
   Institutional Class                                  0.42%             September 30, 2008

SHORT-TERM BOND FUND/38/
   Advisor Class                                        0.80%             September 30, 2008
   Investor Class                                       0.85%             September 30, 2008
   Institutional Class                                  0.48%             September 30, 2008

SHORT-TERM HIGH YIELD BOND FUND/39/
   Advisor Class                                        0.86%             September 30, 2008
   Investor Class                                       0.86%             September 30, 2008

SHORT-TERM MUNICIPAL BOND FUND/40/
   Class C                                              1.55%             October 31, 2008
   Investor Class                                       0.66%             October 31, 2008

SMALL CAP DISCIPLINED FUND/41/
   Administratator Class                                1.20%             February 29, 2008
   Institutional Class                                  1.00%             February 29, 2008
   Investor Class                                       1.49%             February 29, 2008

----------
/37/ On November 7, 2007, the Board of Trustees approved the merger of the Overseas Fund into the International Equity Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/38/ On November 7, 2007, the Board of Trustees approved a share class modification and the addition of Class C to the Short-Term Bond Fund. Effective on or about March 31, 2008, Class C will be added and the capped operating expense ratio will be 1.55% with an expiration date of September 30, 2009. Additionally, the Board of Trustees approved a share class modification to change Advisor Class to Class A, which is expected to occur before the end of the third quarter of 2008.

/39/ On November 7, 2007, the Board of Trustees approved a share class modification and the addition of Class C to the Short-Term High Yield Bond Fund. Effective on or about March 31, 2008, the capped operating expense ratio for Class C will be 1.56% with an expiration date of September 30, 2009. Additionally, the Board of Trustees approved a share class modification to change Advisor Class to Class A and reduce the Class A capped operating expense ratio from 0.86% to 0.81%, both of which are expected to occur before the end of the third quarter of 2008.

/40/ On November 7, 2007, the Board of Trustees approved the merger of the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund and addition of Class A and Institutional Class. Subject to shareholder approval of the fund merger, the new classes will have the following capped operating expense ratios with an expiration date of October 31, 2009: Class A 0.60% and Institutional Class 0.40%. In addition, the Class C capped operating expense ratio will be reduced by 20 bps from 1.55% to 1.35%.

/41/ On November 7, 2007, the Board of Trustees approved the addition of Class A and Class C to the Small Cap Disciplined Fund, effective on or about March 31, 2008. The new classes will have the following capped operating expense ratios with an expiration date of February 28, 2009: Class A 1.45% and Class C 2.20%.

                                                  CAPPED OPERATING
FUNDS/CLASSES                                       EXPENSE RATIO    EXPIRATION / RENEWAL DATE
----------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
   Class A                                              1.40%             February 29, 2008
   Class B                                              2.15%             February 29, 2008
   Class C                                              2.15%             February 29, 2008
   Class Z/42/ /43/                                     1.57%             February 29, 2008
   Administrator Class                                  1.20%             February 29, 2008
   Institutional Class                                  0.90%             February 29, 2008

SMALL CAP OPPORTUNITIES FUND
   Administrator Class                                  1.20%             February 29, 2008

SMALL CAP VALUE FUND
   Class A                                              1.44%             February 29, 2008
   Class B                                              2.19%             February 29, 2008
   Class C                                              2.19%             February 29, 2008
   Class Z/44/                                          1.36%             February 29, 2008
   Institutional Class                                  0.95%             February 29, 2008

SMALL COMPANY GROWTH FUND/45/
   Class A                                              1.45%             January 31, 2008
   Class B                                              2.20%             January 31, 2008
   Class C                                              2.20%             January 31, 2008
   Administrator Class                                  1.20%             January 31, 2008

SMALL COMPANY VALUE FUND
   Class A                                              1.45%             January 31, 2008
   Class B                                              2.20%             January 31, 2008
   Class C                                              2.20%             January 31, 2008
   Administrator Class                                  1.20%             January 31, 2008

SMALL/MID CAP VALUE FUND
   Class A                                              1.40%             February 29, 2008
   Class C                                              2.15%             February 29, 2008
   Administrator Class                                  1.15%             February 29, 2008
   Investor Class                                       1.49%             February 29, 2008
   Institutional Class                                  0.95%             February 29, 2008

SPECIALIZED FINANCIAL SERVICES FUND
   Class A                                              1.35%             February 29, 2008
   Class B                                              2.10%             February 29, 2008
   Class C                                              2.10%             February 29, 2008

----------
/42/ On March 30, 2007 the Board of Trustees were notified of a decrease to the capped operating expense ratio for the Small Cap Growth Fund Class Z. Effective March 1, 2008, the fee will decrease from 1.57% to 1.49%.

/43/ On November 7, 2007, the Board of Trustees approved the share class modification of the Small Cap Growth Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/44/ On November 7, 2007, the Board of Trustees approved the share class modification of the Small Cap Value Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/45/ On February 6, 2008, the Board of Trustees approved the addition of the Institutional Class to the Small Company Growth Fund. Effective on or about March 31, 2008, the new class will have a capped operating expense ratio of 0.95% with an expiration date of January 31, 2009.

                                                  CAPPED OPERATING
FUNDS/CLASSES                                       EXPENSE RATIO    EXPIRATION / RENEWAL DATE
----------------------------------------------------------------------------------------------
SPECIALIZED TECHNOLOGY FUND                             1.75%             February 29, 2008
   Class A                                              2.50%             February 29, 2008
   Class B                                              2.50%             February 29, 2008
   Class C                                              1.90%             February 29, 2008
   Class Z/46/ /47/

STABLE INCOME FUND
   Class A                                              0.85%             September 30, 2008
   Class B                                              1.60%             September 30, 2008
   Class C                                              1.60%             September 30, 2008
   Administrator Class                                  0.65%             September 30, 2008

STRATEGIC INCOME FUND
   Class A                                              1.10%             September 30, 2008
   Class B                                              1.85%             September 30, 2008
   Class C                                              1.85%             September 30, 2008

STRATEGIC SMALL CAP VALUE FUND
   Class A                                              1.45%             January 31, 2008
   Class C                                              2.20%             January 31, 2008
   Administrator Class                                  1.20%             January 31, 2008

TARGET TODAY FUND
   Class A                                              1.15%             June 30, 2008
   Class B                                              1.90%             June 30, 2008
   Class C                                              1.90%             June 30, 2008
   Administrator Class                                  0.85%             June 30, 2008
   Institutional Class                                  0.62%             June 30, 2008
   Investor Class                                       0.91%             June 30, 2008

TARGET 2010 FUND
   Class A                                              1.18%             June 30, 2008
   Class B                                              1.93%             June 30, 2008
   Class C                                              1.93%             June 30, 2008
   Administrator Class                                  0.88%             June 30, 2008
   Institutional Class                                  0.65%             June 30, 2008
   Investor Class                                       0.94%             June 30, 2008

TARGET 2015 FUND
   Investor                                             0.95%             June 30, 2008
   Institutional                                        0.66%             June 30, 2008
   Administrator                                        0.89%             June 30, 2008

TARGET 2020 FUND
   Class A                                              1.20%             June 30, 2008
   Class B                                              1.95%             June 30, 2008
   Class C                                              1.95%             June 30, 2008
   Administrator Class                                  0.90%             June 30, 2008
   Institutional Class                                  0.67%             June 30, 2008
   Investor Class                                       0.96%             June 30, 2008

----------
/46/ On March 30, 2007 the Board of Trustees were notified of a decrease to the capped operating expense ratio for the Specialized Technology Fund Class Z. Effective March 1, 2008, the fee will decrease from 1.90% to 1.87%.

/47/ On November 7, 2007, the Board of Trustees approved the share class modification of the Specialized Technology Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

                                                  CAPPED OPERATING
FUNDS/CLASSES                                       EXPENSE RATIO    EXPIRATION / RENEWAL DATE
----------------------------------------------------------------------------------------------
TARGET 2025 FUND
   Investor                                             0.96%             June 30, 2008
   Institutional                                        0.67%             June 30, 2008
   Administrator                                        0.90%             June 30, 2008

TARGET 2030 FUND
   Class A                                              1.21%             June 30, 2008
   Class B                                              1.96%             June 30, 2008
   Class C                                              1.96%             June 30, 2008
   Administrator Class                                  0.91%             June 30, 2008
   Institutional Class                                  0.68%             June 30, 2008
   Investor Class                                       0.97%             June 30, 2008

TARGET 2035 FUND
   Investor                                             0.98%             June 30, 2008
   Institutional                                        0.69%             June 30, 2008
   Administrator                                        0.92%             June 30, 2008

TARGET 2040 FUND
   Class A                                              1.22%             June 30, 2008
   Class B                                              1.97%             June 30, 2008
   Class C                                              1.97%             June 30, 2008
   Administrator Class                                  0.92%             June 30, 2008
   Institutional Class                                  0.69%             June 30, 2008
   Investor Class                                       0.98%             June 30, 2008

TARGET 2045 FUND
   Investor                                             0.99%             June 30, 2008
   Institutional                                        0.70%             June 30, 2008
   Administrator                                        0.93%             June 30, 2008

TARGET 2050 FUND
   Investor Class                                       0.98%             June 30, 2008
   Institutional Class                                  0.69%             June 30, 2008
   Administrator Class                                  0.92%             June 30, 2008

TOTAL RETURN BOND FUND
   Class A                                              0.90%             September 30, 2008
   Class B                                              1.65%             September 30, 2008
   Class C                                              1.65%             September 30, 2008
   Administrator Class                                  0.70%             September 30, 2008
   Institutional Class                                  0.42%             September 30, 2008
   Class Z/48/                                          0.95%             September 30, 2008

TREASURY PLUS MONEY MARKET FUND/49/
   Class A                                              0.65%             June 30, 2008
   Service Class                                        0.50%             June 30, 2008
   Institutional Class                                  0.20%             June 30, 2008

----------
/48/ On November 7, 2007, the Board of Trustees approved the share class modification of the Total Return Bond Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/49/ On February 6, 2008, the Board of Trustees approved the addition of the Administrative Class to the Treasury Plus Money Market Fund. Effective on or about March 31, 2008, the new class will have a capped operating expense ratio of 0.35% with an expiration date of June 30, 2009.

                                                  CAPPED OPERATING
FUNDS/CLASSES                                       EXPENSE RATIO    EXPIRATION / RENEWAL DATE
----------------------------------------------------------------------------------------------
ULTRA-SHORT DURATION BOND FUND/50/
   Class A                                              0.75%             September 30, 2008
   Class B                                              1.50%             September 30, 2008
   Class C                                              1.50%             September 30, 2008
   Class Z                                              0.79%             September 30, 2008

ULTRA SHORT-TERM INCOME FUND/51/
   Administrator Class                                  0.55%             September 30, 2008
   Advisor Class                                        0.70%             September 30, 2008
   Investor Class                                       0.75%             September 30, 2008
   Institutional Class                                  0.35%             September 30, 2008

ULTRA SHORT-TERM MUNICIPAL INCOME FUND/52/
   Advisor Class                                        0.72%             October 31, 2008
   Investor Class                                       0.72%             October 31, 2008
   Institutional Class                                  0.37%             October 31, 2008

U.S. VALUE FUND
   Class A                                              1.25%             November 30, 2008
   Class B                                              2.00%             November 30, 2008
   Class C                                              2.00%             November 30, 2008
   Class Z/53/                                          1.32%             November 30, 2008
   Administrator Class                                  0.96%             November 30, 2008

VALUE FUND/54/
   Class A                                              1.20%             November 30, 2008
   Class B                                              1.95%             November 30, 2008
   Class C                                              1.95%             November 30, 2008
   Investor Class                                       1.20%             November 30, 2008
   Administrator Class                                  0.95%             November 30, 2008

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO         1.50%             September 30, 2008

WEALTHBUILDER EQUITY PORTFOLIO                          1.50%             September 30, 2008

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO               1.50%             September 30, 2008

WEALTHBUILDER GROWTH BALANCED PORTFOLIO                 1.50%             September 30, 2008

WEALTHBUILDER MODERATE BALANCED PORTFOLIO               1.50%             September 30, 2008

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO                 1.50%             September 30, 2008

----------
/50/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/51/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund and a share class modification. Before the end of the third quarter of 2008, Class C shares will be added with a capped operating expense ratio of 1.45% and an expiration date of September 30, 2009 and Advisor Class will change to Class A.

/52/ On November 7, 2007, the Board of Trustees approved a share class modification and the addition of Class C to the Ultra Short-Term Municipal Income Fund. Effective on or about March 31, 2008, Class C will be added with a capped operating expense ratio of 1.42% and an expiration date of October 31, 2009. Before the end of the third quarter of 2008, the Advisor Class will change to Class A and its capped operating expense ratio will reduce from 0.72% to 0.67%.

/53/ On November 7, 2007, the Board of Trustees approved the share class modification of the U.S. Value Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/54/ On November 7, 2007, the Board of Trustees approved the merger of the Value
     Fund into the C&B Large Cap Value Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                                  CAPPED OPERATING
FUNDS/CLASSES                                       EXPENSE RATIO    EXPIRATION / RENEWAL DATE
----------------------------------------------------------------------------------------------
WISCONSIN TAX-FREE FUND/55/
   Class C                                              1.49%             October 31, 2008
   Investor Class                                       0.75%             October 31, 2008

100% TREASURY MONEY MARKET FUND
   Class A                                              0.65%             June 30, 2008
   Service Class                                        0.50%             June 30, 2008

Schedule A amended: February 6, 2008

----------
/55/ On November 7, 2007, the Board of Trustees approved the addition of Class A to the Wisconsin Tax-Free Fund, effective on or about March 31, 2008. The capped operating expense ratio for Class A will be 0.70% with an expiration date of October 31, 2009.

     The foregoing schedule of capped operating expense ratios is agreed to as of February 6, 2008 and shall remain in effect until changed in writing by the parties.

                                     WELLS FARGO FUNDS TRUST


                                     By:
                                        ----------------------------------------
                                        C. David Messman
                                        Secretary


                                     WELLS FARGO FUNDS MANAGEMENT, LLC

                                     By:
                                        ----------------------------------------
                                        Andrew Owen
                                        Executive Vice President

                                                              AS OF MAY 18, 2004

                 AMENDED AND RESTATED FEE AND EXPENSE AGREEMENT
                                   SCHEDULE B

                             WELLS FARGO FUNDS TRUST
                 NOT SUBJECT TO CAPPED OPERATING EXPENSE RATIOS

NAME OF FUND/CLASS   DATE OF REMOVAL FROM SCHEDULE A
--------------------------------------------------------------------------------